The Lord Abbett Family of Funds1

Supplement dated February 1, 2018

to the Statements of Additional Information

Daria L. Foster, Managing Partner of Lord Abbett & Co. LLC (“Lord Abbett”), a member of the Boards of Directors/Trustees of the Funds (the “Board”), and the Chief Executive Officer and President of the Funds, will retire from her positions with Lord Abbett and the Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

Please retain this document for your future reference.

1	When used in this supplement, the term “Fund” refers to each of the Lord Abbett Funds.